UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 28, 2011

NetREIT, Inc.
(Exact name of registrant as specified on its charter)

Maryland (State of other jurisdiction of incorporation)	000-53673 (Commission File Number)	33-0841255 (I.R.S. Employer Identification No.)
1282 Pacific Oaks Place Escondido, California 92029 (Address of principal executive offices) (Zip Code)
(760) 471-8536 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

This Form 8-K/A-1 amends and supplements the Current Report on Form 8-K filed on December 30, 2011 by the Registrant to present the financial statements for the real property described below as awell as the related pro forma financial statements for NetREIT, Inc., a Maryland Corporation (the “Company”)

On December 28, 2011, NetREIT (or the “Company”) and LGI Delaware, LLC, a Delaware limited liability company (“LGI”), completed the formation of a California limited  partnership, NetREIT National City Partners, LP, (“Partnership”) previously announced in the Form 8-K filed on September 12, 2011, whereby LGI contributed its fee interest in two adjacent multi-tenant industrial properties located in National City, California (“Property”), while the Company contributed $465,975 and 1,649.266 shares of $1,000 liquidation value, 6.3% convertible preferred stock to capitalize the limited partnership.  The value of the Property is approximately $14,500,000.

In addition, the Company contributed $2.9 million cash which was used to pay down the loan assumed by the Partnership to a balance of $9.5 million after the paydown. The loan bears interest at 1% over the Wall Street Journal Prime Rate with a floor of 6% and a ceiling of the then current maximum amount allowed by law. Adjustments to the interest rate are at semi-annual intervals. The current interest rate is the floor of 6%. The loan matures in June 2013.

After completing the transactions discussed above, NetREIT has an approximate 75% interest in the Partnership and LGI has approximately a 25% interest.  NetREIT is the sole general partner of the partnership will consolidate the partnership into its consolidated financial statements.

The Property, referred to by the Company as the “Port of San Diego Complex”, consists of two adjacent multi-tenant light industrial buildings built in 1971 and was renovated in 2008. The Property is comprised of 6.13 acres and the buildings have 146,700 rentable square feet. As of the date of acquisition, the Property is 51.7% occupied.

The Property is located in the San Diego Unified Port District Marine Terminal in National City, CA. National City is the second oldest city with proximity to the San Diego Bay, the US-Mexico Border, Downtown San Diego and the San Diego International Airport. The Property also has benefit of adjacent railway access.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Port of San Diego Complex

	Report of Independent Registered Public Accounting Firm	F-1

	Historical Statements of Revenues and Direct Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-2

	Notes to Historical Statements of Revenues and Direct Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-3

(b)	Pro Forma Financial Information

NetREIT, Inc.

	Unaudited Introduction to Pro Forma Consolidated Statements of Operations	F-6

	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011	F-7

	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2011	F-8

	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010	F-9

	Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetREIT, Inc.
Date: February 10, 2012	By:	/s/ Kenneth W. Elsberry
Kenneth W. Elsberry,
Chief Financial Officer

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Management
of NetREIT, Inc

We have audited the accompanying historical statement of revenues and direct operating expenses (“historical statement”) of the Port of San Diego Complex (“Property”) for the year ended December 31, 2010. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and direct operating expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 2, of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP
San Diego, California
February 10, 2012

Port of San Diego Complex
HISTORICAL STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (Unaudited) and for the Year Ended December 31, 2010

	Nine	Year
	Months ended	Ended
	September 30, 2011	December 31, 2010
	(Unaudited)

Rental income	$732,460	$1,359,167
Tenant reimbursements	151,930	278,257
Total revenue	884,390	1,637,424

Costs and expenses:
Repairs and maintenance	11,479	31,452
Real estate taxes	116,862	154,273
Utilities	12,717	28,286
General and administrative	24,733	55,400
Total costs and expenses	165,791	269,411

Revenue over direct operating expenses	$718,599	$1,368,013

The accompanying footnotes are an integral part of these financial statements

Port of San Diego
NOTES TO HISTORICAL STATEMENTS OF REVENUES
AND DIRECT OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (unaudited) and for the Year Ended December 31, 2010

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On December 28, 2011, NetREIT, Inc. (“Company”) and LGI Delaware, LLC, a Delaware limited liability company (“LGI”), completed the formation of a California limited  partnership, NetREIT National City Partners, LP, (“Partnership”) previously announced in the Form 8-K filed on September 12, 2011, whereby LGI contributed its fee interest in two adjacent multi-tenant industrial properties located in National City, California (“Property”), while the Company contributed $465,975 and 1,649.266 shares of $1,000 liquidation value, 6.3% convertible preferred stock to capitalize the limited partnership.  The value of the Property is approximately $14,500,000.  The acquisition was announced on Form 8-K on December 30, 2011.

In addition, the Company contributed $2.9 million cash which was used to pay down the loan assumed by the partnership to a balance of $9.5 million after the paydown. The loan bears interest at 1% over the Wall Street Journal Prime Rate with a floor of 6% and a ceiling of the then current maximum amount allowed by law. Adjustments to the interest rate are at semi-annual intervals. The current interest rate is the floor of 6%. The loan matures in June 2013.

After completing the transactions discussed above, NetREIT has an approximate 75% interest in the Partnership and LGI has approximately a 25% interest. NetREIT is the sole general partner of the partnership.

The Property, referred to by the Company as the “Port of San Diego Complex”, consists of two adjacent multi-tenant light industrial buildings built in 1971 and renovated in 2008. The Property is comprised of 6.13 acres and the buildings have 146,700 rentable square feet. As of the date of acquisition, the Property is 51.7% occupied.

The Property is located in the San Diego Unified Port District Marine Terminal in National City, CA. National City is the second oldest city with proximity to the San Diego Bay, the US-Mexico Border, Downtown San Diego and the San Diego International Airport. The Property also has benefit of adjacent railway access.

2.  BASIS OF PRESENTATION

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.  The Port of San Diego Complex is not a legal entity and the accompanying historical statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses NetREIT expects to incur in the future operations of the Port of San Diego Complex have been excluded.  Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Port of San Diego Complex.

Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. The historical statements of revenues and direct operating expenses as presented are not intended to be comparable to the proposed future operations of the Property.

An audited historical statement of historical revenues and direct operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Port of San Diego Complex was acquired from an unaffiliated party, and (ii) based on due diligence of the Port of San Diego Complex, management is not aware of any material factors relating to the Port of San Diego Complex that would cause this financial information not to be necessarily indicative of future operating results.

3.  SIGNIFICANT ACCOUNTING POLICIES

Rental Income

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the terms of the related leases.

Tenant Reimbursements

Property operating expense reimbursements due from tenants for common area maintenance, real estate taxes and other recoverable costs are included in rental income in the period in which the related expenses are incurred.

Use of Estimates

The preparation of the historical financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods.  Actual results could materially differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through the date that the accompanying financial statements were filed with the Securities and Exchange Commission for transactions and other events which may require adjustment to and/or disclosure in such financial statements.

4.  RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If a significant number of tenants were to default or occupancy was to decrease, future revenues of the Property would be severely impacted.

5.  CONCENTRATION OF REVENUES

For the year ended December 31, 2010, three tenants each represented more than 10% of total income (92% of the total), respectively. The first tenant occupied 48% of the property and its lease represented 46% of the property’s income. The tenant vacated the premises upon expiration of its lease in May 2011. The second tenant occupied 28% of the property and its lease represented 24% of the property’s income. The second tenant’s lease expires in May 2015. The third tenant occupied 24% of the property and its lease represented 22% of the property’s income. The third tenant’s lease expires in November 2015.

For the nine months ended September 30, 2011, the same three tenants represented 100% of the property’s income. The first tenant occupied 48% of the property and represented 25% of the property’s income. The tenant vacated the premises upon expiration of its lease in May 2011.  The second tenant occupied 28% of the property and its lease represented 40% of the property’s income. The second tenant’s lease expires in May 2015.  The third tenant occupied 24% of the property and its lease represented 35% of the property’s income. The third tenant’s lease expires in November 2015.

If any of these tenants were to default on their leases, future revenues of the property could be adversely impacted.

6. INTERIM UNAUDITED FINANCIAL INFORMATION

The historical statement of revenues and direct operating expenses for the nine months ended September 30, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included.  The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7. COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. The Company is not aware of any legal claims affecting this Property.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. Owners of the Property have not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

8.  FUTURE MINIMUM RENTAL COMMITMENTS

As of September 30, 2011, future minimum rental receipts expected under non-cancelable lease agreements are as follows:

Scheduled
Years Ending:	Payments
Three month period ending December 31, 2011	$190,050
2012	780,225
2013	811,433
2014	843,903
2015	600,777
Total	$3,226,388

 NetREIT
INTRODUCTION TO PRO FORMA
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

As previously reported, NetREIT, Inc., a Maryland corporation (the “Company” or “NetREIT”) completed the formation of a California limited  partnership, NetREIT National City Partners, LP, (“Partnership”) previously announced in a Form 8-K filed on September 12, 2011, whereby LGI contributed its fee interest in two adjacent multi-tenant industrial properties located in National City, California (“Property”), while the Company contributed $465,975 and 1,649.266 shares of $1,000 liquidation value, 6.3% convertible preferred stock to capitalize the limited partnership.  The value of the Property is approximately $14,500,000.

In addition, the Company contributed $2.9 million cash which was used to pay down the loan assumed by the Partnership to a balance of $9.5 million after the paydown. The loan bears interest at 1% over the Wall Street Journal Prime Rate with a floor of 6% and a ceiling of the then current maximum amount allowed by law. Adjustments to the interest rate are at semi-annual intervals. The current interest rate is the floor of 6%. The loan matures in June 2013.

After completing the transactions discussed above, NetREIT has an approximate  75% interest in the Partnership and LGI has approximately a 25% interest. NetREIT is the sole general partner of the partnership and will consolidate the Partnership into its consolidated financial statements.

The Property, referred to by the Company as the “Port of San Diego Complex”, consists of two adjacent multi-tenant light industrial buildings built in 1971 and renovated in 2008. The Property is comprised of 6.13 acres and the buildings have 146,700 rentable square feet. As of the date of acquisition, the Property is 51.7% occupied.

The Property is located in the San Diego Unified Port District Marine Terminal in National City, CA. National City is the second oldest city with proximity to the San Diego Bay, the US-Mexico Border, Downtown San Diego and the San Diego International Airport. The Property also has benefit of adjacent railway access.

NetREIT was formed to acquire and manage a diverse portfolio of real estate assets.  The primary types of properties in which NetREIT invests include commercial/office, retail, self-storage and residential properties located in the western United States.

The accompanying unaudited pro forma consolidated statements of operations combine the historical consolidated statements of operations of NetREIT and the historical statements of operations of the Port of San Diego Complex for the nine months ended September 30, 2011 and the year ended December 31, 2010 of the Company, with adjustments giving effect to the acquisition as if it had been completed on January 1, 2010.

You should read this information in conjunction with:

a) The accompanying notes to the unaudited pro forma consolidated financial statements;

b) The separate audited historical consolidated financial statements of NetREIT for the years ended December 31, 2010 and 2009 included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2011.

c) The accompanying audited Historical Statement of Revenues and Direct Operating Expenses of the Port of San Diego Complex for the year ended December 31, 2010 and the unaudited Historical Statement of Revenues and Direct Operating Expenses for the nine months ended September 30, 2011 which are included elsewhere herein.

We are presenting the unaudited pro forma financial information for informational purposes only. The pro forma information is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the acquisition on January 1, 2010. In addition, the unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company.

NetREIT, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2011
		Port of
		San Diego		Pro Forma
	NetREIT, Inc.	Complex		Total

ASSETS
Real estate assets, net	$130,214,202	$13,833,190	(1)	$144,047,392
Lease intangibles, net	1,673,808	666,810	(1)	2,340,618
Land purchase option	1,370,000			1,370,000
Mortgages receivable and interest	1,032,818			1,032,818
Cash and cash equivalents	5,233,985	(3,350,734)	(1)	1,883,251
Restricted cash	690,204			690,204
Other real estate owned	2,178,532			2,178,532
Other assets, net	4,507,232			4,507,232

TOTAL ASSETS	$146,900,781	$11,149,266		$158,050,047

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgage notes payable	$58,568,164	$9,500,000	(1)	$68,068,164
Accounts payable and accrued liabilities	3,767,367			3,767,367
Dividends payable	967,927			967,927
Total liabilities	63,303,458	9,500,000		72,803,458

Shareholders' equity:
Convertible Series AA preferred stock, no par value,
$25 liquidating preference, shares authorized: 1,000,000;
Common stock Series A, no par value, shares authorized:
100,000,000; 14,349,008 shares issued and
outstanding at September 30, 2011	143,490			143,490
Common stock Series B, no par value, shares authorized:
1,000, no shares issued and outstanding
Additional paid-in capital	114,948,973			114,948,973
Dividends paid in excess of accumulated losses	(38,624,313)			(38,624,313)
Total NetREIT Shareholders' equity	76,468,150			76,468,150
Noncontrolling interests	7,129,173	1,649,266	(1)	8,778,439
Total stockholders' equity	83,597,323	1,649,266		85,246,589

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$146,900,781	$11,149,266		$158,050,047

See notes to unaudited pro forma consolidated financial statements.

NetREIT , Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2011

		Port of San			Pro Forma
	NetREIT, Inc.	Diego Complex	Adjustments		Total

Rental income	$9,749,399	$884,390	$(34,665)	(2)	$10,599,124
Fee and other income	477,846	-	-		477,846
	10,227,245	884,390	(34,665)		11,076,970
Costs and expenses:
Rental operating costs	3,659,173	165,791	30,954	(3)	3,855,918
General and administrative	2,656,195	-	-		2,656,195
Depreciation and amortization	3,036,063	-	142,612	(4)	3,178,675
Total costs and expenses	9,351,431	165,791	173,566		9,690,788

Income (loss) from operations	875,814	718,599	(208,231)		1,386,182

Interest expense	(2,306,595)	-	(427,500)	(5)	(2,734,095)
Interest income	102,196	-	-		102,196
Loss on sale of real estate	(56,911)	-	-		(56,911)

Net (loss) income before noncontrolling interests	(1,385,496)	718,599	(635,731)		(1,302,628)

Income (loss) attributable to noncontrolling interests	301,305	-	(157,204)		144,101

Net (loss) income	$(1,686,801)	$718,599	$(478,527)		$(1,446,729)

Loss per common share	$(0.12)				$(0.11)

Weighted average number of
common shares outstanding
- basic and diluted (6)	13,678,716				13,678,716

See notes to unaudited pro forma consolidated financial statements.

NetREIT , Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Twelve Months Ended December 31, 2010

		Port of San			Pro Forma
	NetREIT, Inc.	Diego Complex	Adjustments		Total

Rental income	$9,669,561	$1,637,424	$(46,220)	(2)	$11,260,765
Fee and other income	525,506	-	-		525,506
	10,195,067	1,637,424	(46,220)		11,786,271
Costs and expenses:
Rental operating costs	4,312,021	269,411	57,310	(3)	4,638,742
General and administrative	3,411,691	-	-		3,411,691
Depreciation and amortization	3,531,261	-	190,150	(4)	3,721,411
Asset impairment	1,000,000	-	-		1,000,000
Total costs and expenses	12,254,973	269,411	247,460		12,771,844

Income (loss) from operations	(2,059,906)	1,368,013	(293,680)		(985,573)

Interest expense	(2,044,394)	-	(570,000)	(5)	(2,614,394)
Interest income	101,885	-	-		101,885
Bargain purchase gain from tender offer	872,152	-	-		872,152
Equity in earnings from
investment in real estate ventures	1,769	-	-		1,769

Net (loss) income before noncontrolling interests	(3,128,494)	1,368,013	(863,680)		(2,624,161)

Loss attributable to noncontrolling interests	(139,145)	-	(213,571)		(352,716)

Net loss (income)	(2,989,349)	1,368,013	(650,109)		(2,271,445)

Preferred dividends	(34,447)	-	-		(34,447)

Net (loss) income	$(3,023,796)	$1,368,013	$(650,109)		$(2,305,892)

Loss per common share	$(0.26)				$(0.20)

Weighted average number of
common shares outstanding
- basic and diluted (6)	11,771,524				11,771,524

See notes to unaudited pro forma consolidated financial statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 – BASIS OF PRESENTATION

As explained in the Introduction to Pro Forma Consolidated Statements of Operations (unaudited), on December 28, 2011, the Company completed its previously announced acquisition of the Port of San Diego Complex.

The purchase price was allocated as follows:

Land	$9,613,000
Building	4,078,816
Tenant improvements	141,374
Above market rents	508,893
In-place leases	157,917
$14,500,000

No significant acquisition costs were incurred by NetREIT related to the purchase of the Port of San Diego Complex.

The historical financial information for NetREIT for the nine months ended September 30, 2011 and for the year ended December 31, 2010 was derived from its quarterly report on Form 10-Q for the nine months ended September 30, 2011 and its annual report on Form 10-K for the year ended December 31, 2010, respectively.

The Company declared a 5% stock dividend on its common stock Series A shares to shareholders of record on December 2, 2011. All share data presented reflects the adjustment for the stock dividend as the dividend was paid at the beginning of the first period presented herein.

The pro forma adjustments to record the purchase of the Port of San Diego Complex reflected in the accompanying pro forma consolidated balance sheets and statements of operations are explained in Note 2.

NOTE 2 –ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED) AS OF SEPTEMBER 30, 2011 AND THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011  AND FOR THE YEAR ENDED DECEMBER 31, 2010

ADJUSTMENT 1.

To record the formation of the NetREIT National City Partners, LP and the acquisition of the Port of San Diego Complex through cash payments of approximately $3.4 million, the assumption of $9.5 million in debt after the $2.9 million paydown by the Partnership, and the issuance of 1,649.266 shares of $1,000 liquidation value 6.3% convertible cumulative preferred stock.

ADJUSTMENT 2.

Amortization of above market rents for leases acquired as if the Property was acquired as of the first day of the period presented.

ADJUSTMENT 3.

Adjustment for additional property management fees related to the addition of the Port of San Diego Complex as of the first day of the period presented in accordance with the contract entered into with CHG Properties, Inc., a subsidiary of C.I. Holdings, Inc., a related party and a small shareholder in the Company, at acquisition.

ADJUSTMENT 4.

Depreciation and amortization as if the acquisition had been completed from the first day of the period presented. Depreciation for the building is recorded on a straight line basis over 39 years. Amortization expense related to lease intangibles and tenant improvements are amortized over the remaining life of the related leases.

ADJUSTMENT 5.

Interest costs assumed to have been incurred on the $9.5 million mortgage note payable assumed in connection with the purchase from the first day of the period presented. The interest rate used was 6% based on the rate in effect as of the close of the transaction, or December 28, 2011.

ADJUSTMENT 6.

Adjusted for 5% stock dividend to shareholders of on December 2, 2011.